               TABLE OF CONTENTS


Letter to Shareholders................................   1
Performance Results...................................   3
Performance Perspective...............................   4
Portfolio Management Review...........................   5
Your Diversified Portfolio............................   7
Equity Management Philosophy..........................   8
Portfolio of Investments..............................   9
Statement of Assets and Liabilities...................  13
Statement of Operations...............................  14
Statement of Changes in Net Assets....................  15
Financial Highlights..................................  16
Notes to Financial Statements.........................  19
Report of Independent Accountants.....................  22

ENT ANR 2/96

                            LETTER TO SHAREHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

January 24, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a com-bination of continuing economic growth and low inflation. The strength of eq-uity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained in-vested during 1995 generally shared in the growth of the markets, while in-vestors who retreated after 1994's downturn may have missed out on the double-digit returns.
  The rebound in the markets last year reinforces the importance of maintain-ing a long-term perspective for your investments.
While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of in-vestments, and bonds have met the needs of investors who seek capital preser-vation and regular income.

ECONOMIC OVERVIEW
  The U.S. economy grew throughout 1995, though the rate of growth slowed to-ward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is ex-pected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite di-rections, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
  With a low inflation, low interest rate environment, corporate earnings re-mained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.

ECONOMIC OUTLOOK
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the sec-ond half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there proba-bly will be some cyclical upward pressure in 1996.

                                       1
                                                          Continued on page two

  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market--including municipal bonds--is posi-tive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dom-inated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed dis-cussion of tax reform.
  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

CORPORATE NEWS
  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have re-ceived the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,

/s/ Don G. Powell                          /s/ Dennis J. McDonnell
Don G. Powell                              Dennis J. McDonnell
Chairman                                   President
Van Kampen American Capital                Van Kampen American Capital
Asset Management, Inc.                     Asset Management, Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1995


                  VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

                                                      A SHARES B SHARES C SHARES

 TOTAL RETURNS
 One-year total return based on NAV1.................   33.92%   32.82%   32.85%
 One-year total return2..............................   26.19%   27.82%   31.85%
 Five-year average annual total return2..............   16.09%      N/A      N/A
 Ten-year average annual total return/2/.............   12.83%      N/A      N/A
 Life-of-Fund average annual total return2...........   12.83%   14.05%   14.56%
 Commencement Date................................... 01/07/54 12/20/91 07/20/93

N/A = Not Applicable

1Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

2Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market condi-tions

  . Help you evaluate the extent to which your Fund's management team has re-sponded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index over time. These indices are unmanaged statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similar-ly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Enterprise Fund vs. Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index (December 1985 through December 1995)



                             [GRAPH APPEARS HERE]

                       VKAC Enterprise      Standard & Poor's      Lipper Growth
                            Fund             500-Stock Index*        Fund Index
                       ---------------      -----------------      -------------
Dec 1985                    9,427                10,000                10,000
Dec 1986                   10,352                11,862                11,560
Dec 1987                   10,465                12,476                11,931
Dec 1988                   11,727                14,534                13,619
Dec 1989                   15,383                19,125                17,363
Dec 1990                   14,941                18,530                16,423
Dec 1991                   20,802                24,151                22,271
Dec 1992                   22,548                25,988                23,971
Dec 1993                   25,018                28,596                26,842
Dec 1994                   24,971                28,984                26,420
Dec 1995                   33,442                39,837                34,737



The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

*The Standard & Poor's 500-Stock Index represents general stock market performance and was initially selected as a benchmark for the Fund's performance; additionally the Lipper Growth Fund Index was selected to represent a more narrow-based comparison for the Fund.

                          PORTFOLIO MANAGEMENT REVIEW


                  VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

We recently spoke with the management team of the Van Kampen American Capital Enterprise Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes Jeff D. New, portfolio manager, and Alan T. Sachtleben, executive vice president, equity investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.

 Q THE STOCK MARKET ENJOYED STRONG RETURNS DURING 1995. WHAT FACTORS HAD THE MOST IMPACT ON THE FUND'S PERFORMANCE DURING THE PAST YEAR?


 A The stock market as a whole benefited from continued--although slower-- economic growth that generated strong corporate profits without experienc-
ing increased inflation. The Fund benefited from having significant investments in technology, finance and health care stocks, which were some of the strongest sectors during the reporting period. While the Fund benefited from technology's strong performance during the year, our insistence on being diversified limited our investment in technology stocks, which benefited the Fund in the fourth quarter when the technology sector began to show some signs of weakness. We reduced the Fund's technology holdings--particularly semicon-ductor stocks--toward year-end, when their valuations had reached high levels and an improved supply and demand balance reduced earnings growth projections.

  We continued to focus on stock selection. One emphasis was identifying those companies that we believe were poised to benefit from industry consolidation, either by acquiring other firms or by being acquired. Another emphasis was finding companies with a high certainty of meeting their earnings outlook in any economic environment. The Fund's diversification at the end of the year is illustrated by the chart below.


                            [LOGO/ART APPEARS HERE]
                  [Pie Chart of Portfolio Holdings by Sector
                     as of December 31, 1995 appears here]

Energy.......................................   5%
Raw Materials/Processing Industries..........   6%
Produce Manufacturing........................   5%
Technologies.................................  17%
Consumer Non-Durables........................   8%
Consumer Distribution........................   8%
Consumer Services............................   7%
Finance......................................  14%
Health Care..................................  12%
Utilities....................................   5%
Other........................................  13%


 Q CAN YOU GIVE A FEW EXAMPLES OF STOCKS THE FUND OWNED DURING 1995 THAT BEN-EFITED FROM THIS CONSOLIDATION TREND?


 A United Waste Systems, a trash collection firm in the Midwest, acquired many smaller companies, streamlining their operations and increasing prof-
its. In industrial services, Praxair became an even bigger supplier of indus-trial gases by acquiring smaller firms.

  Of course, not all of the securities in the portfolio performed as well and past performance is no guarantee of future performance.

 Q  WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PAST YEAR?

 A We reduced the Fund's overall exposure to the economic cycle, since we be-lieve we are in the late stages of an economic expansion. As a result, we have focused on companies that either are uniquely positioned with a particular service or product, or those companies in which we have a high degree of confi-dence in their earnings outlook. In terms of economic sectors, we reduced the Fund's holdings in the paper and semiconductor industries, while increasing its holdings in financial services and telecommunications.

 Q  HOW DID THE FUND PERFORM DURING THE YEAR ENDED DECEMBER 31, 1995?

 A  Class A shares of the Fund achieved a total return at net asset value of
    33.92 percent/1/, including reinvestment of dividends totaling $0.0725 per share and a capital gains distribution of $2.10 per share. By comparison, the Standard & Poor's 500-Stock Index, a broad-based, unmanaged index that reflects general stock market performance, achieved a total return of 37.45 percent for the period. The Lipper Growth Fund Index, which represents the average perfor-mance of the largest midcap funds, achieved a total return of 31.48 percent. Neither index reflects any commissions or fees that would be paid by an in-vestor purchasing the securities it represents. (Please refer to the chart on page three for additional Fund performance results.)


 Q  WHAT IS THE OUTLOOK FOR STOCKS?

 A The outlook is positive, which is not to say that a correction could not occur in the near-term. The major issue is whether corporate earnings will maintain their current levels during the next year. However, some very positive forces are present: moderate economic growth, low inflation and acceptable lev-els of interest rates. Looking further into the future, these three condi-tions--aided by the Federal Reserve Board's decision in December to lower short-term interest rates--should lead to increasing corporate profits which, in turn, should lead to higher stock prices.

/s/ Alan T. Sachtleben                 /s/ Jeff D. New
Alan T. Sachtleben                     Jeff D. New
Executive Vice President               Portfolio Manager
Equity Investments

                                       6
                                              Please see footnotes on page three

                          YOUR DIVERSIFIED PORTFOLIO

                  VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

Your investment in the Van Kampen American Capital Enterprise Fund makes you a part owner of a diversified portfolio of stocks. Here is a list of the ten largest stock holdings in the portfolio as of December 31, 1995, and a brief description of each holding.

                            TOP TEN STOCK HOLDINGS

                                                                            PERCENT OF NET ASSETS  PERCENT OF NET ASSETS
                                                                           AS OF DECEMBER 31, 1995    SIX MONTHS AGO
------------------------------------------------------------------------------------------------------------------------

  PHILIP MORRIS COMPANIES INC.                                                      3.7%                   1.8%
  Major producer and distributor of food and tobacco products.
  FEDERAL NATIONAL MORTGAGE ASSOC.                                                  2.9%                   1.1%
  Buys conventional and federally insured mortgages from private lenders.
  PEPSICO INC.                                                                      1.7%                   1.0%
  Diversified consumer products company with major subsidiaries such as
  Pepsi and Pizza Hut.
  MCI COMMUNICATIONS                                                                1.5%                   0.4%
  One of the world's leading providers of long-distance and other tele-
  communications services.
  MOBIL CORP.                                                                       1.5%                   0.4%
  Major producer and supplier of energy products worldwide.
  SCHERING PLOUGH CORP.                                                             1.5%                   1.0%
  Major manufacturer of pharmaceutical and health care products.
  SAFEWAY INC.                                                                      1.4%                   0.7%
  One of the largest supermarket chains in the United States.
  SMITHKLINE BEECHAM                                                                1.4%                   0.4%
  Major manufacturer of pharmaceutical and health care products.
  EXXON CORP.                                                                       1.4%                   0.7%
  Major producer and supplier of energy products worldwide.
  WORLDCOM INC.                                                                     1.4%                   1.0%
  Formerly LDDS. Major provider of long-distance telecommunications serv-
  ices.

           MANAGING YOUR EQUITY INVESTMENT FOR LONG-TERM PERFORMANCE

                  VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

--------------------------------------------------------------------------------

Do you ever wonder how a mutual fund invests your money? At Van Kampen American Capital, we manage our equity funds using a four-step investment process de-signed to produce consistently good results over shorter periods of time and competitive long-term performance.

[_] FULLY INVESTED. The money you invest in one of our stock funds normally will be fully invested in the market to seek to maximize your potential for long-term returns. The importance of being fully in-vested is illustrated by the charts at right. By missing fewer than 4 percent of the months during the past 68 years, the value of $1 in-vested in 1926 was $11.57 at the end of 1994, compared to $810.54 for $1 that was invested for the entire pe-riod. During the five-year period (1990-1994), the average annual to-tal return for stocks, as measured by the Standard & Poor's 500-Stock Index, a broad-based, unmanaged in-dex, was 8.87 percent. However, the average annual return for the S&P 500 for the same period excluding the 20 best days for stock market performance, was just 0.67 percent. Of course, past performance is no guarantee of future performance.

[_] BROADLY DIVERSIFIED. A portfolio that is broadly diversified can help reduce risk and increase relative stability.

Since our goal is consistency, we emphasize stock funds that are broadly diversified both in terms of the number of industries and the number of stocks within each industry in which they invest. Generally, our stock funds invest in 12 broad economic sectors, and in many individual stocks within each sector.

[_] CLEARLY DEFINED STRUCTURE. Main-taining a fund's basic characteris-tics over time is an important component in delivering consistent results. It also is important to ef-fective asset allocation. The basic characteristics of our funds are de-termined by a pre-defined profile which remains constant over time. If you buy a blue-chip stock fund to-day, it won't become a small-cap stock fund tomorrow.

[_] BLENDED INVESTMENT STYLE. Market conditions are constantly changing, which means the stocks that perform well should be expected to change. A rigid investment style might cause an investor to suffer when certain types of stocks lose favor with the market. The two most common invest-ment styles are growth, which emphasizes companies that are projected to experience rapid growth in earnings, and value, which focuses on companies whose stock is selling for less than the company's true worth. At Van Kampen American Capital, our style is blended between growth and value on a fund-specific basis.

                [CHART OF FULLY INVESTED APPROACH APPEARS HERE]

                           Market Returns 1926-1994

                              $1 Invested in 1926

                 $810.54             $12.18            $11.57

                  Stocks             T-Bills           Stocks
                816 Months                             Minus 30
                                                      Best Months

                                                                Source: Ibbotson



                    [CHART OF MARKET RETURNS APPEARS HERE]

                     S&P 500 Average Annual Total Returns
                             (12/31/89 - 12/31/94)


                 8.87%               3.27%             (0.67%)

                  Fully             Less 10            Less 20
                Invested           Best Days          Best Days

                                                           Source: Vestek System



We constantly evaluate the results of our approach and compare it to other sim-ilar funds. Although past performance is no guarantee of future results, we re-main committed to our belief that this approach should help Van Kampen American Capital shareholders achieve consistent, competitive, long-term performance.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           COMMON STOCK 88.5%
           CONSUMER DISTRIBUTION 7.7%
    *155   Consolidated Stores Corp............................   $    3,371,250
    *335   Eckerd Corp.........................................       14,949,375
    *210   Federated Department Stores, Inc....................        5,775,000
     100   Gap, Inc............................................        4,200,000
    *510   General Nutrition Companies, Inc....................       11,723,100
    *420   Kroger Co...........................................       15,750,000
    *366   Officemax, Inc......................................        8,195,963
    *345   Safeway, Inc........................................       17,767,500
     260   Sears, Roebuck & Co.................................       10,140,000
    *115   Vons Companies, Inc.................................        3,248,750
                                                                  --------------
                                                                      95,120,938
                                                                  --------------
           CONSUMER DURABLES 0.8%
      90   Chrysler Corp.......................................        4,983,750
     105   Snap-On, Inc........................................        4,751,250
                                                                  --------------
                                                                       9,735,000
                                                                  --------------
           CONSUMER NON-DURABLES 8.3%
    *330   ConAgra, Inc........................................       13,612,500
     175   CPC International, Inc..............................       12,009,375
     *70   Fila Holdings, ADS..................................        3,162,250
    *115   Nautica Enterprises, Inc............................        5,031,250
     370   PepsiCo, Inc........................................       20,673,750
     505   Philip Morris Companies, Inc........................       45,702,500
      35   Ralston Purina Group................................        2,183,125
                                                                  --------------
                                                                     102,374,750
                                                                  --------------
           CONSUMER SERVICES 6.9%
     *89   American Radio Systems Corp.........................        2,492,000
    *130   Buffets, Inc........................................        1,787,500
      89   Citicasters, Inc....................................        2,090,813
    *245   Cox Communications, Inc.............................        4,777,500
     100   Disney (Walt) Co....................................        5,900,000
    *215   Emmis Broadcasting Corp., Class A...................        6,665,000
     216   Evergreen Media Corp., Class A......................        6,912,000
    *240   Grand Casinos, Inc..................................        5,580,000
     200   Marriott International, Inc.........................        7,650,000
     270   Omnicom Group, Inc..................................       10,057,500
     *85   Outback Steakhouse, Inc.............................        3,049,375
     330   Service Corp. International.........................       14,520,000
    *287   Trump Hotels & Casino Resorts.......................        6,170,500
    *150   Viacom, Inc., Class B...............................        7,106,250
                                                                  --------------
                                                                      84,758,438
                                                                  --------------
           ENERGY 5.1%
     210   Exxon Corp..........................................       16,826,250
     100   Halliburton Co......................................        5,062,500
     160   Mobil Corp..........................................       17,920,000
     355   Panhandle Eastern Corp..............................        9,895,625
    *275   Smith International, Inc............................        6,462,500
      35   Texaco, Inc.........................................        2,747,500
     100   Williams Companies..................................        4,387,500
                                                                  --------------
                                                                      63,301,875
                                                                  --------------

                                       9
                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
           FINANCE 13.8%
      80   Aetna Life & Casualty Co............................   $    5,540,000
     315   Allstate Corp.......................................       12,954,375
      85   Bank of New York, Inc...............................        4,143,750
     285   Bank of Boston Corp.................................       13,181,250
     185   BankAmerica Corp....................................       11,978,750
      46   Baybanks, Inc.......................................        4,548,975
     205   Chemical Banking Corp...............................       12,043,750
     135   Citicorp............................................        9.078,750
      75   Conseco, Inc........................................        4,696,875
     165   Exel Limited........................................       10,065,000
     290   Federal National Mortgage Association...............       35,996,250
     155   Franklin Resources, Inc.............................        7,808,125
     455   Green Tree Financial Corp...........................       12,000,625
     413   Mercury Finance Co..................................        5,465,625
     190   Penncorp Financial Group, Inc.......................        5,581,250
     140   Reliastar Financial Corp............................        6,212,500
     188   SunAmerica, Inc.....................................        8,906,250
                                                                  --------------
                                                                     170,202,100
                                                                  --------------
           HEALTH CARE 12.3%
     *90   Amgen, Inc..........................................        5,343,750
     120   Bristol-Myers Squibb Co.............................       10,305,000
    *120   Circon Corp.........................................        2,430,000
     *50   Coherent, Inc.......................................        2,025,000
    *130   Community Health System, Inc........................        4,631,250
    *167   Foundation Health Corp..............................        7,159,500
    *140   Genzyme Corp........................................        8,732,500
     135   Guidant Corp........................................        5,703,750
    *180   Health Management Association, Inc., Class A........        4,702,500
     165   Johnson & Johnson...................................       14,128,125
    *200   Lincare Holdings, Inc...............................        4,997,500
    *120   Maxicare Health Plans, Inc..........................        3,225,000
     *50   Medisense, Inc......................................        1,581,250
      90   Medtronic, Inc......................................        5,028,750
      73   Mentor Corp.........................................        1,683,600
     160   Merck & Co, Inc.....................................       10,520,000
    *100   Nellcor, Inc........................................        5,800,000
     174   Pharmacia & Upjohn, Inc.............................        6,742,500
    *115   Renal Treatment Centers, Inc........................        5,060,000
     325   Schering Plough Corp................................       17,793,750
     315   SmithKline Beecham, Plc, ADR........................       17,482,500
    *140   Watsons Pharmaceuticals, Inc........................        6,860,000
                                                                  --------------
                                                                     151,936,225
                                                                  --------------
           PRODUCER MANUFACTURING 4.8%
      70   Case Corp...........................................        3,202,500
     162   Dover Corp..........................................        5,973,750
     130   Greenfield Industries, Inc..........................        4,062,500
     150   Harnischfeger Industries, Inc.......................        4,987,500
     105   Illinois Tool Works, Inc............................        6,195,000
      45   Johnson Controls, Inc...............................        3,093,750
     *70   Litton Industries, Inc..............................        3,115,000
     *93   MSC Industrial Direct Co., Class A..................        2,543,750

                                       10
                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                              Market Value
--------------------------------------------------------------------------------
      70   Parker Hannifin Corp................................   $    2,397,500
      40   Textron, Inc........................................        2,700,000
      70   United Technologies Corp............................        6,641,250
    *295   United Waste System, Inc............................       10,988,750
    *105   Varity Corp.........................................        3,898,125
                                                                  --------------
                                                                      59,799,375
                                                                  --------------
           RAW MATERIALS/PROCESSING INDUSTRIES 5.6%
      55   Agrium, Inc.........................................        2,475,000
      90   Aluminum Co. of America.............................        4,758,750
      80   Bowater, Inc........................................        2,840,000
    *130   Cytec Industries, Inc...............................        8,108,750
      75   Hercules, Inc.......................................        4,228,125
      47   IMC Global, Inc.....................................        1,933,387
      95   James River Corp....................................        2,291,875
     101   Kimberly-Clark Corp.................................        8,390,850
      80   Monsanto Co.........................................        9,800,000
     459   Praxair, Inc........................................       15,433,875
      80   Sigma Aldrich Corp..................................        3,960,000
     170   Terra Industries, Inc...............................        2,401,250
      60   Union Carbide Corp..................................        2,250,000
                                                                  --------------
                                                                      68,871,862
                                                                  --------------
           TECHNOLOGY 16.9%
    *165   Adaptec, Inc........................................        6,765,000
    *100   Analog Devices, Inc.................................        3,537,500
    *106   Applied Materials, Inc..............................        4,173,750
     *30   Ascend Communications, Inc..........................        2,433,750
    *233   Bay Networks, Inc...................................        9,561,562
     130   Boeing Co...........................................       10,188,750
     *95   Cabletron Systems, Inc..............................        7,695,000
    *105   Cadence Design System, Inc..........................        4,410,000
    *100   Cisco System, Inc...................................        7,462,500
    *185   Compaq Computer Corp................................        8,880,000
     230   Computer Association International, Inc.............       13,081,250
    *115   Dell Computer Corp..................................        3,981,875
    *189   DST Systems, Inc....................................        5,395,050
    *160   ECI Telecom Limited.................................        3,650,000
     115   First Data Corp.....................................        7,690,625
     *80   FTP Software, Inc...................................        2,320,000
    *150   Gateway 2000, Inc...................................        3,675,000
      *9   In Focus Systems, Inc...............................          335,962
     100   Intel Corp..........................................        5,675,000
    *310   International Rectifier Corp........................        7,750,000
     *90   KLA Instruments Corp................................        2,345,625
     *99   Komag, Inc..........................................        4,575,600
     *94   Lam Research Corp...................................        4,300,500
     120   Linear Technology Corp..............................        4,710,000
    *100   LSI Logic Corp......................................        3,275,000
     *90   Medic Computer System, Inc..........................        5,445,000
    *100   Microcom, Inc.......................................        2,600,000
    *150   Microsoft Corp......................................       13,162,500
     *16   Network Appliance, Inc..............................          625,950
    *157   Oak Technology, Inc.................................        6,637,475

                                       11
                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description                                             Market Value
-------------------------------------------------------------------------------
      *90  Oracle System Corp.................................   $    3,813,750
      *70  Pairgain Technologies, Inc.........................        3,832,500
     *150  S3 Inc.............................................        2,643,750
     *200  SCI System, Inc....................................        6,200,000
     *120  Seagate Technology.................................        5,700,000
     *135  SGS Thomson Microelectronics N.V., ADR.............        5,413,625
       *9  Sun Microsystems, Inc..............................          428,875
     *265  Symantec Corp......................................        6,161,250
      *75  3Com Corp..........................................        3,496,875
      *60  US Robotics Corp...................................        5,265,000
                                                                 --------------
                                                                    209,295,849
                                                                 --------------
           TRANSPORTATION 1.5%
       30  Burlington Northern, Inc...........................        2,340,000
       90  Conrail, Inc.......................................        6,300,000
       60  CSX Corp...........................................        2,737,500
      125  Illinois Central Corp..............................        4,796,875
      *37  Northwest Airlines, Inc., Class A..................        1,887,000
                                                                 --------------
                                                                     18,061,375
                                                                 --------------
           UTILITIES 4.8%
      100  AT&T Corp..........................................        6,475,000
      159  Frontier Corp......................................        4,758,000
      720  MCI Communications Corp............................       18,810,000
      325  Sprint Corp........................................       12,959,375
     *470  WorldCom, Inc......................................       16,567,500
                                                                 --------------
                                                                     59,569,875
                                                                 --------------
            TOTAL COMMON STOCK (Cost $918,630,934)............    1,093,027,662
                                                                 --------------
           PREFERRED STOCK 0.5%
     *122  Cellular Communications, Inc. (Cost $3,807,997)....        6,072,734
                                                                 --------------
 Par
 Amount
 (000)
--------
           SHORT-TERM INVESTMENTS 10.4%
           COMMERCIAL PAPER 3.2%
  $20,000  Associates Corp of North America, 5.52%, 01/02/96..       19,986,667
   20,000  General Electric Capital Corp., 5.50%, 01/02/96....       19,987,000
                                                                 --------------
                                                                     39,973,667
                                                                 --------------
           REPURCHASE AGREEMENT 2.6%
 **31,955  Lehman Government Securities, dated 12/29/95,
            5.875% due 01/02/96 (collateralized by U.S.
            Government obligations in a pooled cash account)
            repurchase proceeds $31,975,860...................       31,955,000
                                                                 --------------
           UNITED STATES AGENCIES AND GOVERNMENT OBLIGATIONS
           4.6%
 **17,000  Federal Home Loan Banks, 5.63%, 02/07/96...........       16,900,588
 **35,000  Federal National Mortgage Association, 5.62%,
           02/21/96...........................................       34,720,644
  **5,000  United States Treasury Bills, 5.328%, 02/08/96.....        4,971,725
                                                                 --------------
                                                                     56,592,957
                                                                 --------------
            TOTAL SHORT-TERM INVESTMENTS (Cost $128,521,624)..      128,521,624
                                                                 --------------
           TOTAL INVESTMENT (Cost $1,050,960,555) 99.4% ......    1,227,622,020
           OTHER ASSETS AND LIABILITIES, NET 0.6%.............        7,901,151
                                                                 --------------
           NET ASSETS 100%....................................   $1,235,523,171
                                                                 --------------

*Non-income producing security.
** Securities with a market value of approximately $77.6 million were placed as collateral for future contracts (see Note 1B).

                                       12
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $1,050,960,555)............. $1,227,622,020
Cash...........................................................         22,578
Receivable for Fund shares sold................................     24,384,744
Receivable for investments sold................................      7,346,415
Dividends and interest receivable..............................      1,368,694
Receivable for variation margin................................         87,500
Other assets...................................................         57,277
                                                                --------------
  Total Assets.................................................  1,260,889,228
                                                                --------------
LIABILITIES
Payable for Fund shares redeemed...............................     14,378,662
Dividends payable..............................................      9,240,497
Due to Distributor.............................................        687,109
Due to Adviser.................................................        496,246
Due to shareholder service agent...............................        241,000
Deferred Trustee's compensation................................         98,464
Accrued expenses...............................................        224,079
                                                                --------------
  Total Liabilities............................................     25,366,057
                                                                --------------
NET ASSETS, equivalent to $13.07 per share for Class A, $12.94 per share for Class B, and $13.01 per share
 for Class C shares............................................ $1,235,523,171
                                                                --------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 79,257,386 Class A,
 14,223,692 Class B, and 1,206,605 Class C shares outstanding.. $      946,877
Capital surplus................................................  1,047,796,579
Undistributed net realized gain on securities..................     10,914,263
Net unrealized appreciation (depreciation) of securities
 Investments...................................................    176,661,465
 Future contracts..............................................       (818,125)
Undistributed net investment income............................         22,112
                                                                --------------
NET ASSETS..................................................... $1,235,523,171
                                                                --------------

                                       13
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          Year Ended December 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends....................................................... $ 12,513,391
Interest........................................................    4,218,621
                                                                 ------------
  Investment income.............................................   16,732,012
                                                                 ------------
EXPENSES
Management fees.................................................    5,293,215
Shareholder service agent's fees and expenses...................    2,641,131
Accounting services.............................................      131,706
Service fees--Class A...........................................    1,683,818
Distribution and service fees--Class B..........................    1,402,808
Distribution and service fees--Class C..........................      110,564
Trustees' fees and expenses.....................................       39,477
Audit fees......................................................       36,303
Custodian fees..................................................       14,413
Legal fees......................................................       12,099
Reports to shareholders.........................................      139,561
Registration and filing fees....................................      210,726
Miscellaneous...................................................       15,979
                                                                 ------------
  Total expenses................................................   11,731,800
                                                                 ------------
NET INVESTMENT INCOME...........................................    5,000,212
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized gain on securities
 Investments....................................................  163,892,920
 Future contracts...............................................    9,912,326
Net unrealized appreciation (depreciation) of securities during the period
 Investments....................................................  124,067,548
 Future contracts...............................................   (1,093,248)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES..................  296,779,546
                                                                 ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................ $301,779,758
                                                                 ------------

                                       14
                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                    Year Ended December 31
                                                 ------------------------------
                                                      1995            1994
--------------------------------------------------------------------------------
NET ASSETS, beginning of period................  $  850,794,416  $  847,216,585
                                                 --------------  --------------
OPERATIONS
 Net investment income.........................       5,000,212       5,294,220
 Net realized gain on securities...............     173,805,246      56,353,022
 Net unrealized appreciation (depreciation) of
  securities during the period.................     122,974,300     (62,609,722)
                                                 --------------  --------------
  Increase (decrease) in net assets resulting
  from operations..............................     301,779,758        (962,480)
                                                 --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income
  Class A......................................      (4,891,163)     (5,421,487)
  Class B......................................        --              --
  Class C......................................        --              --
                                                 --------------  --------------
                                                     (4,891,163)     (5,421,487)
                                                 --------------  --------------
 Net realized gain on securities
  Class A......................................    (141,850,844)    (42,823,112)
  Class B......................................     (24,998,825)     (5,142,630)
  Class C......................................      (2,129,789)       (417,302)
                                                 --------------  --------------
                                                   (168,979,458)    (48,383,044)
                                                 --------------  --------------
  Total distributions..........................    (173,870,621)    (53,804,531)
                                                 --------------  --------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
  Class A......................................   1,442,947,657   1,071,449,681
  Class B......................................     100,490,408      87,294,376
  Class C......................................      12,610,458      22,435,417
                                                 --------------  --------------
                                                  1,556,048,523   1,181,179,474
                                                 --------------  --------------
 Proceeds from shares issued for distributions
 reinvested
  Class A......................................     130,617,203      42,222,983
  Class B......................................      23,364,668       4,813,913
  Class C......................................       1,888,209         371,079
                                                 --------------  --------------
                                                    155,870,080      47,407,975
                                                 --------------  --------------
 Cost of shares redeemed
  Class A......................................  (1,402,228,054) (1,094,738,045)
  Class B......................................     (45,974,654)    (58,634,738)
  Class C......................................      (6,896,277)    (16,869,824)
                                                 --------------  --------------
                                                 (1,455,098,985) (1,170,242,607)
                                                 --------------  --------------
  Increase in net assets from capital
  transactions.................................     256,819,618      58,344,842
                                                 --------------  --------------
  INCREASE IN NET ASSETS.......................     384,728,755       3,577,831
                                                 --------------  --------------
NET ASSETS, end of period (including
 undistributed net investment income of $22,112
 and accumulated net investment loss of
 $86,937, respectively)........................  $1,235,523,171  $  850,794,416
                                                 --------------  --------------

                                       15
                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                   Class A
                                   -------------------------------------------
                                           Year Ended December 31
                                   -------------------------------------------
                                       1995    1994     1993     1992     1991
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of pe-
 riod.............................   $11.43  $12.23   $12.64   $13.83   $10.76
                                   --------  ------  -------  -------  -------
INCOME FROM OPERATIONS
 Investment income................      .21     .21      .19      .27     .295
 Expenses.........................     (.13)   (.13)    (.13)   (.135)   (.125)
                                   --------  ------  -------  -------  -------
Net investment income.............      .08     .08      .06     .135      .17
Net realized and unrealized gain
 (loss) on securities.............   3.7325  (.1225)  1.2525    .9325   3.9625
                                   --------  ------  -------  -------  -------
Total from investment operations..   3.8125  (.0425)  1.3125   1.0675   4.1325
                                   --------  ------  -------  -------  -------
LESS DISTRIBUTIONS FROM
 Net investment income............   (.0725)  (.085)  (.0575)   (.145)  (.1725)
 Net realized gain on securities..    (2.10) (.6725)  (1.665) (2.1125)    (.89)
                                   --------  ------  -------  -------  -------
Total distributions...............  (2.1725) (.7575) (1.7225) (2.2575) (1.0625)
                                   --------  ------  -------  -------  -------
Net asset value, end of period....   $13.07  $11.43   $12.23   $12.64   $13.83
                                   --------  ------  -------  -------  -------
TOTAL RETURN (/1/)................   33.92%   (.18%)  10.96%    8.39%   39.23%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (mil-
 lions)........................... $1,035.7  $749.7   $778.9   $736.4   $713.1
Average net assets (millions).....   $916.8  $758.4   $759.0   $683.8   $625.8
Ratios to average net assets
 Expenses.........................     .98%   1.05%     .99%     .99%     .97%
 Net investment income............     .59%    .71%     .48%    1.00%    1.33%
Portfolio turnover rate...........     152%    176%     196%     161%     103%

(1) Total return does not consider the effect of sales charges.

                                       16
                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                      Class B(/1/)
                                          -------------------------------------
                                                 Year Ended December 31
                                          -------------------------------------
                                          1995(/2/) 1994(/2/)   1993  1992(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.....  $11.37    $12.19   $12.66    $13.82
                                           ------    ------   ------   -------
INCOME FROM OPERATIONS
 Investment income.......................     .21       .21      .16       .26
 Expenses................................    (.24)     (.22)    (.20)    (.245)
                                           ------    ------   ------   -------
Net investment income (loss).............    (.03)     (.01)    (.04)     .015
Net realized and unrealized gain (loss)
 on securities...........................    3.70    (.1375)    1.24     .9675
                                           ------    ------   ------   -------
Total from investment operations.........    3.67    (.1475)    1.20     .9825
                                           ------    ------   ------   -------
LESS DISTRIBUTIONS FROM
 Net investment income...................    --        --      (.005)     (.03)
 Net realized gain on securities.........   (2.10)   (.6725)  (1.665)  (2.1125)
                                           ------    ------   ------   -------
Total distributions......................   (2.10)   (.6725)   (1.67)  (2.1425)
                                           ------    ------   ------   -------
Net asset value, end of period...........  $12.94    $11.37   $12.19    $12.66
                                           ------    ------   ------   -------
TOTAL RETURN(/3/)........................  32.82%    (1.07%)  10.00%     7.67%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).....  $184.1     $93.7    $66.2     $21.5
Average net assets (millions)............  $140.3     $81.3    $43.6      $8.3
Ratios to average net assets
 Expenses................................   1.81%     1.89%    1.81%     1.90%
 Net investment income (loss)............   (.24%)    (.11%)   (.37%)     .12%
Portfolio turnover rate..................    152%      176%     196%      161%

(1) Sales of Class B commenced December 20, 1991 at a net asset value of $12.55 per share. At December 31, 1991, there were 763 Class B shares outstanding with a per share net asset value of $13.82. The increase in net asset value was due principally to unrealized appreciation. There were no dividends or distributions to shareholders during the period. Other financial highlights for the Class B shares for this short period are not meaningful and therefore are not presented.
(2) Based on average shares outstanding.
(3) Total return does not consider the effect of sales charges.

                                       17
                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                      Class C
                                       ----------------------------------------
                                           Year Ended        July 20, 1993(/1/)
                                           December 31                  through
                                       --------------------        December 31,
                                       1995(/2/)  1994(/2/)           1993(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.     $11.42     $12.23              $12.66
                                          ------     ------              ------
INCOME FROM OPERATIONS
 Investment income...................        .21        .21                 .08
 Expenses............................       (.24)      (.22)               (.11)
                                          ------     ------              ------
Net investment loss..................       (.03)      (.01)               (.03)
Net realized and unrealized gain
 (loss) on securities................       3.72     (.1275)               .765
                                          ------     ------              ------
Total from investment operations.....       3.69     (.1375)               .735
                                          ------     ------              ------
LESS DISTRIBUTIONS FROM NET REALIZED
 GAIN ON SECURITIES..................      (2.10)    (.6725)             (1.165)
                                          ------     ------              ------
Net asset value, end of period.......     $13.01     $11.42              $12.23
                                          ------     ------              ------
TOTAL RETURN (/3/)...................     32.85%      (.99%)              6.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).      $15.7       $7.4                $2.1
Average net assets (millions)........      $11.1       $5.9                $0.8
Ratios to average net assets
 (annualized)
 Expenses............................      1.80%      1.90%               1.83%
 Net investment loss.................      (.23%)     (.12%)              (.48%)
Portfolio turnover rate..............       152%       176%                196%

(1)Commencement of offering of sales.
(2)Based on average shares outstanding.
(3)Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

                                       18
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Enterprise Fund (the "Fund", formerly American Capital Enterprise Fund, Inc.) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund seeks capital appreciation by investing in a portfolio consisting principally of common stocks.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean between the last reported bid and asked price.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. FUTURES CONTRACTS-Transactions in futures contracts are utilized in strategies to manage the market risk of the Fund's investments. The purchase of a futures contract increases the impact on net asset value of changes in the market price of investments. There is a risk that the market movement of such instruments may not be in the direction forecasted.
  Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains or losses are realized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

C. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which a Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. ("The Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required because the Fund has elected to be taxed as "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized gains on investments to its shareholders.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accordance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

--------------------------------------------------------------------------------

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of
 .50% of the first $1 billion, .45% of the next $1 billion, .40% of the next $1 billion, and .35% of the amount in excess of $3 billion.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among investment companies advised by the Adviser. For the period, these charges included $21,310 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services expenses was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as shareholder service agent of the Fund. These services are provided at cost plus a profit. For the period, such fees aggregated $2,315,395.
  The Fund was advised that Van Kampen American Capital Distributors, Inc. (the "Distributor"), and Advantage Capital Corporation (the "Retail Dealer"), both affiliates of the Adviser, received $238,225 and $87,017, respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average daily net assets to reimburse the Distributor for expenses and service fees incurred. The Class B and Class C shares pay an additional fee of up to .75% per annum of their average daily net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Distributor for Class B and Class C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and Class C plans aggregated approximately $8.0 million and $85,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  Legal fees of $12,073 during the period were for services rendered by former counsel of the Fund, O'Melveny & Myers. A former trustee was of counsel to that firm.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,513,904,870 and $1,503,374,054, respectively.
  At the end of the period, the Fund held 250 long Standard & Poor's 500 Index futures contracts expiring in March 1996. The market value of such contracts was $77,306,250 and the unrealized depreciation was $818,125.
  For federal income tax purposes, the identified cost of investments owned at the end of the period was $1,053,326,039. Net unrealized appreciation of investments aggregated $174,295,981, gross unrealized appreciation of investments aggregated $194,480,859 and gross unrealized depreciation of investments aggregated $20,184,878.

NOTE 4--TRUSTEE COMPENSATION
Fund trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $2,046 plus a fee of $58 per day for Board and Committee meetings attended. During the period, such fees aggregated $37,345.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered under the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred basis (the Class B and Class C shares). Each class of shares has the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class

--------------------------------------------------------------------------------
specific expenses. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Class B and Class C shares automatically convert to Class A shares six years and ten years after purchase, respectively, subject to certain conditions.
  The Fund has an unlimited number of shares of $.01 par value beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                       Year Ended December 31
                                                      -------------------------
                                                              1995         1994
     --------------------------------------------------------------------------
      Shares sold
       Class A.......................................  106,134,949   88,756,758
       Class B.......................................    7,589,070    7,241,495
       Class C.......................................      923,407    1,852,492
                                                      ------------  -----------
                                                       114,647,426   97,850,745
                                                      ------------  -----------
      Shares issued for distributions reinvested
       Class A.......................................   10,204,215    3,777,078
       Class B.......................................    1,841,496      432,428
       Class C.......................................      147,978       33,138
                                                      ------------  -----------
                                                        12,193,689    4,242,644
                                                      ------------  -----------
      Shares redeemed
       Class A....................................... (102,688,145) (90,630,945)
       Class B.......................................   (3,442,265)  (4,873,905)
       Class C.......................................     (514,225)  (1,404,906)
                                                      ------------  -----------
                                                      (106,644,635) (96,909,756)
                                                      ------------  -----------
      Increase in shares outstanding.................   20,196,480    5,183,633
                                                      ------------  -----------

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 4, 1995, the reorganization became effective.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Enterprise Fund (the "Fund") at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
January 31, 1996

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

                  VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DENNIS J. MCDONNELL
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
JEROME L. ROBINSON
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE

*Chairman of the Board

OFFICERS

DON G. POWELL
President and Chief Executive Officer

DENNIS J. MCDONNELL
Executive Vice President

RONALD A. NYBERG
Vice President and Secretary

EDWARD C. WOOD, III
Vice President and Chief Financial Officer

CURTIS W. MORELL
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN
Treasurer

TANYA M. LODEN
Controller

WILLIAM N. BROWN
PETER W. HEGEL
ROBERT C. PECK, JR.
ALAN T. SACHTLEBEN
PAUL R. WOLKENBERG
Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT INC.
2800 Post Oak Blvd.,
Houston, Texas 77056

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256,
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street,
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGER & FLOM
333 West Wacker Drive
Chicago, Illinois 60806

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002
(C)Van Kampen American Capital Distributors, Inc., 1996
 All rights reserved.

SMdenotes a service mark of
 Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distribution to prospective investors after 3/31/96, this annual report must be accompanied by a Van Kampen American Capital Enterprise Fund performance data update for the most recent quarter.